Exhibit 99.2

Acquisition of Radisson Hotels Group AmericasJune 2022 Radisson Blu, Aruba CHOICE HOTELS®

Forward-looking Statements

Certain matters discussed in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "expect," "estimate," "believe," "anticipate," "should," "will," "forecast," "plan," "project," "assume," or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management's current beliefs, assumptions and expectations regarding future events, which, in turn, are based on information currently available to management. Such statements include, but are not limited to, statements related to the parties' plans for closing the transaction and statements concerning the benefits of the transaction to the company, the acquired business, and franchisees, as well as statements related to the company's plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations with respect to, among other things, the time schedule to complete the transaction and certain post-closing matters, the financial impact of the transaction on the company's operations and finances, the integration into and adoption by acquired properties of some or all of the company's existing systems including the Choice Privileges loyalty program, the company's geographic and hotel segment expansion, guest and franchisee/hotel owner advantages arising from the acquisition, and involve known and unknown risks that are difficult to predict. Such statements may also relate to projections of the company's revenue, expenses, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, RevPAR, the company's ability to benefit from any rebound in travel demand, the company's liquidity, the impact of COVID-19 and economic conditions on our future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, continuation or resurgence of the COVID-19 pandemic, including with respect to new strains or variants; the rate, pace and effectiveness of vaccination in the broader population; changes in consumer demand and confidence, including the impact of the COVID-19 pandemic on unemployment rates, consumer discretionary spending and the demand for travel, transient and group business; the impact of COVID-19 on the global hospitality industry, particularly but not exclusively in the U.S. travel market; the success of our mitigation efforts in response to the COVID-19 pandemic; the performance of our brands and categories in any recovery from the COVID-19 pandemic disruption; the timing and amount of future dividends and share repurchases; changes to general, domestic and foreign economic conditions, including access to liquidity and capital as a result of COVID-19; future domestic or global outbreaks of epidemics, pandemics or contagious diseases, or fear of such outbreaks; changes in law and regulation applicable to the travel, lodging or franchising industries; foreign currency fluctuations; impairments or declines in the value of the company's assets; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; the commercial acceptance of our Software-as-a-Service ("SaaS") technology solutions division's products and services; our ability to grow our franchise system; exposure to risks related to our hotel development, financing and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; cyber security and data breach risks; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations, especially in areas currently most affected by COVID-19; the outcome of litigation; and our ability to effectively manage our indebtedness and secure our indebtedness. These and other risk factors are discussed in detail in the company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

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Table of Contents 1 Transaction Overview 2 Strategic Rationale 3 Radisson Hotels Group Americas Overview

1 Transaction Overview

STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW By acquiring Radisson Hotel Group Americas, Choice Hotels will independently own and control Radisson’s nine brands in the Americas    Includes nine brands, 624 hotels and over 68,000 rooms Adds a predominantly franchising business (97%)1 Increases presence in key markets, including the West Coast and Midwest of the United States, as well as international markets Further builds on Choice’s momentum in desirable segments; increases Upscale and Upper-midscale rooms by 64% and 17%, respectively    Improves business delivery capabilities, including loyalty program, proprietary tools and emerging technologies Extends reach in Upscale segments, as well as to business travelers and a broader demographic, including among leisure travelers Expands service offering with attractive new destinations for existing guests and loyalty members to earn and redeem points Capitalizes on consumer trends expected to fuel future demand for travel: remote work, increasing retirements and road trips     1 The transaction includes the acquisition of the managed operations and real estate ownership operations of Radisson Hotels Americas. 5

TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW

Acquisition of Radisson Hotels Americas unites two highly complementary business and expands Choice Hotels’ growth vectors CHOICE HOTELS® + RHG RADISSON HOTEL GROUP AMERICAS Overview and Structure ◾ Choice has entered into a definitive agreement to acquire the franchise business, operations and intellectual property of Radisson Hotels Group Americas from Radisson Holdings Inc. ◾ Choice Hotels will independently own and control the brands in the Americas and will work with the Radisson Hotels Group to ensure that customers across the globe continue to experience the highest levels of service and a superior brand experience Transaction Perimeter ◾ Includes nine brands in the Americas, including Radisson Blu, Radisson Red, Radisson, Park Plaza, Country Inn & Suites, Radisson Inn & Suites, Park Inn by Radisson, Radisson Individuals and Radisson Collection ◾ Americas region comprised of the United States, Canada, the Caribbean and Latin America Consideration ◾ 100% cash consideration at an enterprise value of ~$679 million, inclusive of real estate value of three owned assets and tax amortization benefits Financing ◾ Acquisition to be funded with cash on hand and existing revolving credit facility ◾ Choice will maintain financial flexibility; the transaction is not anticipated to have an impact on the Company’s current capital allocation strategy related to dividend payment policy and planned share repurchases Approvals and Timing ◾ Unanimously approved by Choice Board of Directors ◾ Anticipated to close in the second half of 2022, pending customary closing conditions and applicable regulatory approvals    6

TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW Combination with Radisson Americas enhances Choice’s competitive position CHOICE HOTELS® + RHG RADISSON HOTEL GROUP AMERICAS Proforma Portfolio Hotels in operation >7,000 >620 >7,600 Rooms in operation >575,000 >68,000 >640,000 Brands 14 9 23 Pipeline (rooms) ~80,000 >8,000 >88,000 Rewards program members 53+ million 10+ million 63+ million Further expands Choice’s relationships with developers in the upscale segment while strengthening its core midscale segment owner base Source: internal Company data as of 3/31/2022. 7

TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW Compelling financial transaction is expected to drive meaningful value creation for shareholders Fee Business Real Estate Tax Benefits Radisson Americas is forecasted Portfolio of 3 owned hotels with An anticipated present value of tax to generate $160+ million in fee forecasted 2022 revenue of $45+ benefits in excess of $75 million business revenue in 2022, including million and a value in excess of related to the reduction in cash $65 million to $80 million of $100 million1 taxes from the amortization corporate revenue1 of assets    1 Based on Choice’s allocation methodology; $45 million of real estate and $160+ million of fee business (inclusive of loyalty) revenue reflects Q1 2022 forecast as calculated and provided by Radisson Americas.    8

Strategic 2 Rationale Country Inn & Suites, Asheville Westgate, NC

TRANSACTION OVERVIEW RADISSON HOTELS GROUP AMERICAS OVERVIEW     Summary of Strategic Rationale 1 Expands footprint in international markets and Upscale segments and enhances guest offerings in the core Upper-midscale segment 2 Accelerates asset-light strategy of growth in higher revenue travel segments and locations 3 Continues Choice’s demonstrated history of driving organic and inorganic growth in strategic segments 4 Improves return on investment for franchise owners 5 Drives greater value through expanded customer reach and platform business and ancillary revenue    10

TRANSACTION OVERVIEW | STRATEGIC RATIONALE | RADISSON HOTELS GROUP AMERICAS OVERVIEW

1 Expands footprint in international markets and Upscale segments and enhances guest offerings in the core Upper-midscale segment

Expands Choice's global footprint by 624 hotels



Canada
~10% increase in footprint
28
United States
~10% increase mainly in West Coast and Midwest
532
Caribbean & Latin America
>50% increase in footprint
64

Supplements Choice's current brand portfolio with additional Upscale and core Upper-midscale options

	Chain Scale	Service Type	Q1 2022 Units
Radisson Blu	Upper-Upscale	Full	10
Radisson	Upscale	Full	130
Radisson Individuals	Upscale	Soft Brand	9
Country Inn & Suites by Radisson	Upper-Midscale	Select	453
Other[1]	--	--	22
Total Americas			**624**

1 Includes 17 Park Inns; 1 Park Plaza property and 4 Radisson Red properties; no Radisson Inn & Suites or Radisson Collection units currently open.

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TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW 2 Accelerates asset-light strategy of growth in higher revenue travel segments and locations    Increases brand global Upscale and Upper-midscale portfolios by 64% and 17%, respectively:1 Global Upscale Portfolio Adding 30,000+ rooms 47,780 78,222 Global Upper-midscale Portfolio Adding 36,000+ rooms 217,916 254,344 Choice Hotels Choice Hotels incl. Radisson Americas    Domestic RevPAR for the Radisson portfolio in the United States is 38% higher than the average of the existing Choice portfolio:2 +$18 $47 $65 Total RevPAR Choice Hotels Domestic Radisson US Radisson brands typically have larger room counts and are located in higher RevPAR markets, driving higher fee income per unit     1 Internal Company data as of 3/31/2022; Radisson rooms count includes Radisson Blu. 2 Based of 2019 RevPAR which represents a stabilized pre-pandemic environment.    12

TRANSACTION OVERVIEW | STRATEGIC RATIONALE | RADISSON HOTELS GROUP AMERICAS OVERVIEW

3 Continues Choice's demonstrated history of driving organic and inorganic growth in strategic segments

Leverages proven track-record of M&A as a catalyst for growth in strategic segments
- Grew WoodSpring Suites' domestic hotels by 30% since acquisition four years ago[1]
- Increased WoodSpring Suites' website booking revenue by nearly 130% since 2018[1]

Builds on momentum in Upscale segment through the addition of globally recognized brands
- 17% CAGR in global Ascend and Cambria portfolio since 2012[1]

Enhances leadership in Midscale segment by building on Choice portfolio outperformance
- Upper-midscale and Midscale chain scales RevPAR growth outperforming the total industry by 700 bps[2]

Expands portfolio offering to enter additional adjacent business segments through new travel and loyalty partnerships
- Penn National Gaming, Bluegreen Vacations, Bakkt, co-branded credit card

1 Data as of December 31, 2021.
2 Q4 2021 vs. Q4 2019.

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TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW 4 Improves return on investment for franchise owners Leverages combined capabilities to provide franchise owners with a best-in-class suite of hotel operations, sales, marketing and technology tools designed to drive owner performance and reduce the cost of hotel ownership Combining an additional 10+ million members with Choice’s award-winning 53+ million-member loyalty program    Industry’s only mobile-enabled revenue management system. This award-winning tool helps owners maximize pricing strategies    Innovative cloud-based property management system and industry’s only distribution platform built in the cloud, designed to handle the current and future volume of digital channels     Award-winning proprietary training suite offering personalized education and support    14

TRANSACTION OVERVIEW STRATEGIC RATIONALE RADISSON HOTELS GROUP AMERICAS OVERVIEW 5 Drives greater value through expanded customer reach and platform business and ancillary revenue    63+ million members will be introduced to a broader universe    Offers guests accommodations that meet their needs across more stay occasions, price points and geographies Added redemption options for guests in Upscale and sought-after leisure markets Customer reach expands the growth of Choice’s platform business and ancillary revenue    15

3 Radisson Hotels Group Americas Overview Radisson Resort, Paracas, Peru

TRANSACTION OVERVIEW | STRATEGIC RATIONALE | RADISSON HOTELS GROUP AMERICAS OVERVIEW

Radisson Hotels Group Americas' brands are complementary to Choice Hotels' well-segmented portfolio

RHG RADISSON HOTEL GROUP AMERICAS

624 Open Hotels representing **~68,500** Rooms in **19** Countries in the Americas Region with **8,700+** Rooms in the Pipeline and **10+ million** Loyalty Members


Chain Scale Mix
Upper-Midscale 75%
Upscale 23%
Upper-Upscale 2%


Operations
Domestic Franchising 83%
International Franchising 15%
Management Operations[1] 2%
Owned Real Estate[1] <0.5%


Geographic Mix
United States 85%
Caribbean and Latin America 10%
Canada 4%

* Percentages based on units.

Luxury	Upper-upscale	Upscale	Upper-midscale	Midscale
Radisson Collection	Radisson Blu, Park Plaza	Radisson RED, Radisson, Radisson Individuals	Country Inn & Suites, Radisson Inn & Suites	Park Inn by Radisson

1 Radisson owns 3 and manages 11 hotels as of March 31, 2021.

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